UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		May 26, 2021

HYSTER-YALE MATERIALS HANDLING, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54799	31-1637659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 Landerbrook Drive, Suite 300
Cleveland	(440)
OH	449-9600	44124-4069
(Address of principal executive offices)	(Registrant's telephone number, including area code)	(Zip code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	HY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On May 26, 2021, Hyster-Yale Acquisition Holding Ltd. (“Acquisition Co”), a wholly-owned subsidiary of Hyster-Yale Materials Handling, Inc. registered in the United Kingdom, signed an Equity Transfer Agreement (the “ETA”) with Y-C Hongkong Holding Co., Limited (“HK Holding Co”), pursuant to which Acquisition Co will purchase 15% of the equity interest of Hyster-Yale Maximal Forklift (Zhejiang) Co., Ltd. (“Maximal”) from HK Holding Co for an aggregate purchase price of $25,185,000. After the closing under the ETA, which is anticipated to occur on June 1, 2022 (the Closing Date"), 10% and 90% of the equity interest of Maximal will be owned by HK Holding Co and Acquisition Co, respectively. Maximal is a privately held manufacturer of utility and standard lift trucks and specialized materials handling equipment founded in 2006 in the Hangzhou, Zhejiang Province of China.

Under the terms of the ETA, on the Closing Date, Acquisition Co will pay $8,395,000 to HK Holding Co. Thereafter, Acquisition Co will pay $8,395,000 on or prior to each of June 1, 2023 and June 1, 2024. The closing of the transaction is subject to customary closing conditions and required regulatory approvals. HK Holding Co is obliged to indemnify Acquisition Co from and against all damages and losses of any nature incurred or suffered by Acquisition Co arising out of or in connection with its purchase of the equity interest under the ETA. Either party has a right to terminate the ETA if the closing shall not have occurred on or prior to December 31, 2022, provided that the right to terminate the ETA shall not be available to any party whose failure to perform any covenant or obligation under the ETA is the cause of, or resulted in, the failure of the closing to occur on or before December 31, 2022. There is no guarantee that the closing will occur either as provided for in the ETA or at all. There is no guarantee that either Acquisition Co or HK Holding Co will fulfill all conditions to closing and that if not fulfilled, that either party will waive the outstanding conditions to closing. After the closing, Acquisition Co shall have an option to purchase from HK Holding Co at any time prior to June 8, 2056, all, but not part, of HK Holding Co’s remaining equity interest in Maximal (the “Call Option”). The valuation of the HK Holding Co’s equity interest in Maximal, regardless of the percentage of Maximal that HK Holding Co owns when the Call Option is exercised, will be the equivalent of $16.79 million. If the Call Option is exercised, Acquisition Co will own 100% of the equity interest of Maximal.

Forward-looking Statements Disclaimer

The statements contained in this Current Report on Form 8-K that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are made subject to certain risks and uncertainties, which could cause actual results to differ materially from those presented. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Among the factors that could cause plans, actions and results to differ materially from current expectations are, without limitation: (1) delays in delivery, and other supply chain disruptions, or increases in costs, including materials and transportation costs, shortages, the imposition of tariffs, or the renewal of tariff exclusions, of raw materials or sourced products and labor or changes in or unavailability of quality suppliers, (2) the duration and severity of the COVID-19 pandemic, any preventive or protective actions taken by governmental authorities, the effectiveness of actions taken globally to contain or mitigate its effects, and any unfavorable effects of the COVID-19 pandemic on either the Company's or its suppliers plants' capabilities to produce and ship products if COVID-19 continues to spread or quarantines are re-established, (3) reduction in demand for lift trucks, attachments and related aftermarket parts and service on a global basis, including any reduction in demand as a result of a COVID-19 triggered economic recession, (4) the ability of the Company and its dealers, suppliers and end-users to access credit in the current economic environment, or obtain financing at reasonable rates, or at all, as a result of current economic and market conditions, (5) delays in manufacturing and delivery schedules, (6) the successful commercialization of Nuvera's technology, (7) customer acceptance of pricing, (8) the political and economic uncertainties in the countries where the Company does business, (9) exchange rate fluctuations and monetary policies and other changes in the regulatory climate in the countries in which the Company operates and/or sells products, (10) bankruptcy of or loss of major dealers, retail customers or suppliers, (11) customer acceptance of, changes in the costs of, or delays in the development of new products, (12) introduction of new products by, or more favorable product pricing offered by, competitors, (13) product liability or other litigation, warranty claims or returns of products, (14) the effectiveness of the cost reduction programs implemented globally, including the successful implementation of procurement and sourcing initiatives, (15) changes mandated by federal, state and other regulation, including tax, health, safety or environmental legislation, (16) unfavorable effects of geopolitical and legislative developments on global operations, including without limitation the entry into new trade agreements and the imposition of tariffs and/or economic sanctions, and (17) the occurrence of the closing under the ETA.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 27, 2021		HYSTER-YALE MATERIALS HANDLING, INC.

		By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Senior Vice President, General Counsel and Secretary